EXHIBIT 10.39

                    INSIDER INDEBTEDNESS CONVERSION AGREEMENT
                    -----------------------------------------



         THIS INSIDER INDEBTEDNESS CONVERSION AGREEMENT ("Agreement") is made as of the 17th day of August, 2007 by and among INTRAOP MEDICAL CORPORATION, a Nevada corporation (the "Company"), and the persons listed on Exhibit A attached hereto (each a "Holder" and collectively the "Holders").

                                    Recitals

         A. The Holders hold an aggregate of $1,592,670.63 in indebtedness owed to them by the Company.

         B. The Company and the Holders desire to retire such indebtedness in exchange for warrants to purchase the Company's Common Stock.

         C. This Agreement is being delivered in connection with the Common Stock and Warrant Purchase Agreement dated as of August 17, 2007 by and among the Company and the other persons set forth on the schedule of purchasers attached thereto.

         D. This Agreement shall be binding upon the Company and the Holders only upon delivery of the signatures pages hereto by the Company and the Holders.

                                    Agreement

                  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "First Closing" shall have the meaning set forth in the Purchase Agreement.

                  "Indebtedness" means indebtedness in the aggregate amount of $1,592,670.63 held by the Holders and listed on Exhibit A hereto.

                  "Insider Warrants" means warrants in substantially the form attached hereto as Exhibit B.

                  "Insider Warrant Shares" means the shares of the Company's Common Stock issuable upon exercise of the Insider Warrants.

                  "January Bridge Notes" means the 8% debentures dated January 10, 2007 listed on Exhibit A attached hereto in the aggregate principal amount of $428,570.63.

                  "January Securities Purchase Agreement" means the Securities Purchase Agreement dated as of January 10, 2007 by and among the Company and the Holders named therein.

                  "Purchase Agreement" means the Common Stock and Warrant Purchase Agreement dated as of August 17, 2007 by and among the Company and the other persons set forth on the schedule of purchasers attached thereto.

                  "Second Closing" shall have the meaning set forth in the Purchase Agreement.

                  "Securities" means the Insider Warrants and the Insider Warrant Shares.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         2. Conversion of Indebtedness; Issuance of Insider Warrants.

                  2.1 Conversion of Indebtedness. Upon the terms and subject to the conditions set forth in this Agreement, at the First Closing, each Holder shall surrender to the Company the promissory note, invoice or other instrument evidencing the Indebtedness to the Company marked "paid in full" in exchange for an Insider Warrant to purchase that number of Insider Warrant Shares equal to the aggregate amount of Indebtedness held by such Holder multiplied by 12.5. Fractional shares shall be rounded down to the nearest whole share. Upon such conversion, the Indebtedness shall cease to represent indebtedness of the Company as stated therein and the sole right of the Holder thereof shall be to receive the Insider Warrant to which such Holder has become entitled pursuant to the terms hereof.

                  2.2 Exercise of Warrant. At or within ten (10) days after the Second Closing, each Holder of an Insider Warrant shall exercise such warrant in full.

                  2.3 Release of Liabilities. Except with respect to the obligations set forth in this Agreement, upon the First Closing each Holder shall, for itself and its legal successors and assigns release and forever discharge the Company and its stockholders, partners, directors, officers, employees, agents, attorneys, legal successors and assigns of and from any and all claims, demands, damages, debts, liabilities, accounts, reckonings, obligations, costs, expenses, liens, actions and causes of action of every kind and nature whether now known or unknown, suspected or unsuspected which it either now has, owns or holds or at any time before ever owned or held or could, shall or may in the future have, own or hold against the Company or such stockholders, partners, directors, officers, employees, agents, attorneys, legal successors and assigns based upon or arising out of any matter, cause, fact, thing, act, or omission related to the Indebtedness occurring or existing at any time up to and including the effective date of this Agreement (collectively the "Released Matters"). It is the intention of each Holder in executing this Agreement and in receiving an Insider Warrant that this Agreement shall be effective as a full and final accord and satisfaction and general release of and from all Released Matters. In furtherance of the intentions set forth in this Agreement, each Holder acknowledges that it is familiar with California Civil Code Section 1542 which provides as follows:

         GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

         Each Holder waives and relinquishes any rights or benefits which it has or may have under Section 1542 or any similar provision of the law of any other jurisdiction to the full extent that it may lawfully waive its rights and benefits pertaining to the Released Matters.

         3. Waiver of Default under the January Bridge Notes. Each Holder of a January Bridge Note hereby waives any Event of Default arising under Section 2.(a)(vi) of such January Bridge Note to the extent the transactions contemplated by the Purchase Agreement are deemed to be a "Change of Control Transaction" as defined in Section 2.(a)(vi) of the January Bridge Notes. This waiver shall not be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement of the January Bridge Notes.

         4. Waiver of Participation Right under January Securities Purchase Agreement. Each Holder party to the January Securities Purchase Agreement hereby waives the provisions of Section 4.13 (Participation in Future Financing) of the January Securities Purchase Agreement with respect to the transactions contemplated by the Purchase Agreement. This waiver shall not be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement of the January Securities Purchase Agreement.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holders that:

                  5.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.

                  5.2 Authorization. The Company has full corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement, (ii) the authorization of the performance of all obligations of the Company hereunder and (iii) the authorization, issuance, sale and delivery of the Securities, subject in the case of the Insider Warrant Shares to stockholder approval and filing of an amendment to the Company's Amended and Restated Articles of Incorporation authorizing an increase in the number of shares of Common Stock issuable by the Company to 500,000,000 (as adjusted for stock splits, combinations or other similar transactions). This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally.

                  5.3 Valid Issuance. The Securities have been duly and validly authorized. The Insider Warrant Shares have been reserved for issuance, subject to stockholder approval and filing of an amendment to the Company's Amended and Restated Articles of Incorporation authorizing an increase in the number of shares of Common Stock issuable by the Company to 500,000,000 (as adjusted for stock splits, combinations or other similar transactions), and, upon issuance pursuant to the Insider Warrants, will be duly and validly issued and fully paid and nonassessable.

                  5.4 Consents. The execution, delivery and performance by the Company of this Agreement and the offer, issuance and sale of the Securities requires no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

                  5.5 Private Placement. Subject to the accuracy of each Holder's representations in Section 6 hereof, the offer and sale of the Securities to the Holders as contemplated hereby is exempt from the registration requirements of the Securities Act.

         6. Representations and Warranties of the Holders. Each of the Holders hereby, severally and not jointly, represents and warrants to the Company that:

                  6.1 Organization and Existence. Such Holder is an individual, trust, a validly existing corporation, limited partnership or limited liability company and, to the extent applicable, has all requisite trust, corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

                  6.2 Authorization.  The execution, delivery and performance by such Holder of this Agreement have been duly authorized, and this Agreement constitutes the valid and legally binding obligations of such Holder, enforceable against such Holder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                  6.3 Purchase Entirely for Own Account. The Securities to be received by such Holder hereunder will be acquired for such Holder's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act.

                  6.4 Investment Experience. Such Holder acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities contemplated hereby.

                  6.5 Disclosure of Information. Such Holder has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

                  6.6 Restricted Securities. Such Holder understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

                  6.7 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

                           (a)  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR
(III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS."

                           (b) If required by the  authorities of any  state  in
connection with the issuance of sale of the Securities, the legend required by such state authority.

                  6.8  Accredited  Investor.   Such  Holder  is  an  "accredited
investor" as defined in Rule 501(a) of Regulation D under the Securities Act.

                  6.9 No General Solicitation. Such Holder did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

         7. Miscellaneous.

                  7.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Holders holding a majority of the Securities, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  7.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or PDF, which shall be deemed an original.

                  7.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  7.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile or electronic mail, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other party:

                           If to the Company:

                                   Intraop Medical Corporation
                                   570 Del Rey Avenue
                                   Sunnyvale, CA 94085
                                   Attention: Chief Financial Officer
                                   Facsimile:  (734) 503-6529

                           With a copy to:

                                   Hanson, Bridgett, Marcus, Vlahos & Rudy, LLC
                                   425 Market Street, 26th Floor
                                   San Francisco, CA  94105
                                   Attention:  David M. Pike
                                   Facsimile: (415) 541-9366

                           If to the Holders,  to the addresses on file with the
Company.

                  7.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.

                  7.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders holding a majority of the Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities and the Company.

                  7.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                  7.8 Entire Agreement. This Agreement, including the exhibits, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                  7.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  7.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Santa Clara County and the United States District Court for the Northern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.


                            (Signature page follows)

                  IN WITNESS WHEREOF, the parties have executed this Insider Indebtedness Conversion Agreement as of the date first above written.

The Company:                           INTRAOP MEDICAL CORPORATION



                                       By: /s/ Donald A. Goer
                                           -------------------------------------
                                           Name: Donald A. Goer
                                           Title: President and CEO

         IN WITNESS WHEREOF, the parties have executed this Insider Indebtedness Conversion Agreement.

Holders:       Name of Holder:                   M. Dean Whitney
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ M. Dean Whitney
                                                 -------------------------------

               Print Name of Authorized Signer:
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):
                                                 -------------------------------




               Name of Holder:                   Mestman Family Trust Dated
                                                 August 30, 2005

               Signature of Authorized Signer:   /s/ Scott J. Mestman
                                                 -------------------------------

               Print Name of Authorized Signer:  Scott J. Mestman
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  Trustee, Mestman Family Trust
                                                 -------------------------------



               Name of Holder:                   Wilder Solovei Revocable Trust
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Howard Solovei
                                                 -------------------------------

               Print Name of Authorized Signer:  Howard Solovei
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  Trustee
                                                 -------------------------------



               Name of Holder:                   Admedico Aps.
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Hans Chr. Koaergaard-Hansen
                                                 -------------------------------

               Print Name of Authorized Signer:  Hans Chr. Koaergaard-Hansen
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  CEO
                                                 -------------------------------



               Name of Holder:                   E.U. Capital Venture, Inc.
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Hans Morkner
                                                 ------------------------------

               Print Name of Authorized Signer:  Hans Morkner
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  Managing Director
                                                 -------------------------------

               Name of Holder:                   Donald A. Goer & Henci L. Goer
                                                 -------------------------------
                                                 1989 Family Trust
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Donald A. Goer
                                                 -------------------------------

               Print Name of Authorized Signer:  Donald A. Goer
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  Trustee
                                                 -------------------------------



               Name of Holder:                   Donald A. Goer
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Donald A. Goer
                                                 -------------------------------

               Print Name of Authorized Signer:
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):
                                                 -------------------------------



               Name of Holder:                   Tomovation GMBH
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Michael Friebe
                                                 ------------------------------

               Print Name of Authorized Signer:  Michael Friebe
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  CEO
                                                 -------------------------------



               Name of Holder:                   Affect Strategies, Inc.
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Sandra Fathi
                                                 -------------------------------

               Print Name of Authorized Signer:  Sandra Fathi
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  President
                                                 -------------------------------

               Name of Holder:                   Stephen Dirks
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Stephen Dirks
                                                 -------------------------------

               Print Name of Authorized Signer:  Stephen Dirks
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):
                                                 -------------------------------



               Name of Holder:                   Emerging Markets Consulting LLC
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ James S. Painter III
                                                 -------------------------------

               Print Name of Authorized Signer:  James S. Painter
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  CEO
                                                 -------------------------------



               Name of Holder:                   Schonberg Research Corporation
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Russell G. Schonberg
                                                 -------------------------------

               Print Name of Authorized Signer:  Russell G. Schonberg
                                                 ------------------------------

               Print Title of Authorized Signer
               (if applicable):                  CEO
                                                 -------------------------------



               Name of Holder:                   Richard Simon
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Richard Simon
                                                 -------------------------------

               Print Name of Authorized Signer:  Richard Simon
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):
                                                 -------------------------------



               Name of Holder:                   Scott Mestman
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Scott Mestman
                                                 -------------------------------

               Print Name of Authorized Signer:  Scott Mestman
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):
                                                 -------------------------------

               Name of Holder:                   The O Group
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Orit L. Shizzman
                                                 -------------------------------

               Print Name of Authorized Signer:  Orit L. Shizzman
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):                  President/CEO
                                                 -------------------------------



               Name of Holder:                   Mary Louise Meurk
                                                 -------------------------------

               Signature of Authorized Signer:   /s/ Mary Louise Meurk
                                                 -------------------------------

               Print Name of Authorized Signer:  Mary Louise Meurk
                                                 -------------------------------

               Print Title of Authorized Signer
               (if applicable):
                                                 -------------------------------

                                    EXHIBIT A
                                    ---------

April and May Promissory Notes
------------------------------
M. Dean Whitney                                                   $50,000.00
Mestman Family Trust dated August 30, 2005                        125,000.00
Mestman Family Trust dated August 30, 2005                        125,000.00
M. Dean Whitney                                                    25,000.00
Wilder Solovei Revocable Trust                                     25,000.00
Admedico Aps.                                                      50,000.00
Scott Parris                                                      100,000.00

Subtotal                                                         $500,000.00

January 2007 Debentures
-----------------------
E.U. Capital Venture, Inc.                                       $200,000.00
Donald A. Goer and Henci L. Goer 1989 Family Trust                 40,000.00
Donald A. Goer                                                    143,570.63
Tomovation Gmbh                                                    20,000.00
Mestman Family Trust dated August 30, 2005                         25,000.00

Subtotal                                                         $428,570.63

Other Payables
--------------
Affect Strategies, Inc.                                            $7,500.00
Stephen Dirks                                                      40,500.00
Tomovation Gmbh                                                    20,000.00
Emerging Markets Consulting, LLC                                   32,500.00
Royalty payable to Schonberg Research Corporation                 100,000.00
Richard Simon                                                       1,000.00
Scott Mestman                                                       4,300.00
The O Group                                                         8,300.00

Subtotal                                                         $214,100.00

Other Indebtedness
------------------
Promissory note dated February 26, 2007 payable to
Schonberg Research Corporation                                    $50,000.00
Promissory note dated March 15, 2007, payable to
Donald A. Goer and Henci L. Goer 1989 Family Trust                 50,000.00
Promissory note dated September 30, 2004, payable
to Mary Louise Meurk                                            *  50,000.00
Promissory note dated October 31, 2005, payable to
Donald A. Goer                                                 ** 300,000.00

Subtotal                                                         $450,000.00

Total                                                          $1,592,670.63

* Represents partial repayment of $50,000 of principal to be repaid on original face amount of $164,670.25 plus accrued interest. Note principal and accrued interest in the approximate amount of $171,442.27 is outstanding as of June 30, 2007.

** Represents partial repayment of $300,000 of principal to be repaid on original face amount of $821,301.07. Note principal and accrued interest in the approximate amount of $579,506.16 is outstanding as of June 30, 2007.

                                    EXHIBIT B
                                    ---------

                             Form of Insider Warrant
                             -----------------------